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                                                                   EXHIBIT 10.37


                           EQUIPMENT LEASE AGREEMENT
                             AND OPTION TO PURCHASE
                           -------------------------

THIS AGREEMENT made at Calgary, Alberta as of this 1st day of NOVEMBER, 1996.

BETWEEN:

                           MALHORTA ENTERPRISES LTD.,
                           710 Ford Tower
                           633 -6th Avenue S.W.
                           Calgary, Alberta  T2P 2Y5

                           (hereinafter called the "Company")


                                    - and -

                           SPECIALTY TESTING & CONSULTING LTD.,
                           1703 - 8th Street
                           Nisku, Alberta  T9E 7S8

                           (hereinafter called the "Lessee")


        THIS AGREEMENT WITNESSES that in consideration of the premises and the covenants and conditions hereinafter contained the Parties hereto covenant and agree each with the other as follows:

1. The company does hereby lease unto the Lessee the equipment described below (hereinafter called the "EQUIPMENT"), all of which the Lessee hereby acknowledges to have received in good condition and working order for a term of Twelve (12) months commencing form the date hereof and expiring on October 31st, 1997.

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"EQUIPMENT":


                  EQUIPMENT SPECIFICATIONS AND IDENTIFICATION


             TWO (2) 4900CHA-M4B1S-SPEC PPC Heat-Les Dryers

             (Special Unit #3 - 962571 and Special Unit #4 - 9062639) complete with following components:

             - FOUR (4) PCC348004G97 6" 300# RF CS MSG

             - EIGHT (8) POC1200SU CARTRIDGE

             - EIGHT (8) PCC1200AF CARTRIDGE

             - TWO (2) 1245344 GP-500 AUTODRAIN 300 PSIG 1/2" 115 VAC

RENT:

2.   (a)     The Fair Market Value of the EQUIPMENT is TWO HUNDRED AND

             FORTY-FIVE THOUSAND SIX HUNDRED AND ELEVEN ($245,611.00) DOLLARS;

     (b) The Lessee covenants and agrees to pay to the Company during the term of this Lease, monthly and in advance, as rental for the use of the EQUIPMENT the sum of TWENTY-ONE THOUSAND EIGHT HUNDRED AND TWENTY-TWO DOLLARS and TWENTY CENTS ($21,822.20), which monthly rental is due and payable on the 1st day of each consecutive month for Twelve (12) months commencing on the 1st day of NOVEMBER, 1996 and concluding on the 1st day of OCTOBER, 1997 (the "Term"). IT BEING
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        UNDERSTOOD and agreed that time of payment is of the essence of this
        Agreement. At the end of the Term the Lessee agrees that it will have paid to the Company the total sum of (12 X $21,822.20) = $261,866.40. IT IS UNDERSTOOD and agreed that G.S.T. will be added to all payments hereunder by the Lessee.

OPTION TO PURCHASE AND TITLE:

3. Provided that the Lessee is not in default of any of the terms of this Agreement, the Lessee during the period October 1st, 1997 to October 31st, 1997, may elect at its option, in writing, addressed to the Company at its address hereinbefore provided, to purchase the EQUIPMENT by then paying to the Company the sum of TWENTY-THOUSAND ($20,000.00) DOLLARS (said amount hereinafter referred to as the "Payout Amount"). IT BEING UNDERSTOOD AND AGREED the Lessee may, at any time during the Term of this Lease, elect at its option to purchase the EQUIPMENT by paying to the Company the aggregate sum of the number of months in the unexpired portion of the Term (and for which rental has not been paid) times Twenty-one Thousand Eight Hundred and Twenty-two Dollars and Twenty Cents ($21,822.20) plus the sum of Twenty Thousand ($20,000.00) Dollars (such aggregate sum hereinafter referred to as "Payout Amount #2).

4. Title to the ownership of the EQUIPMENT shall remain in the Company until full payment of the Payout Amount or Payment Amount #2 (which ever is applicable) as hereinbefore provided has been made to the
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        Company and all obligations hereunder, or otherwise, are met.


INSURANCE:

5. The Lessee will insure the EQUIPMENT at its expense with an insurance company satisfactory to the Company. The insurance shall be evidenced by an insurance policy, the original or a certified copy of which shall be delivered by the Lessee to the Company within forty-five (45) days, naming the Company as the insured with the permission to rent the EQUIPMENT and shall be for the following coverages and for not less than the following amounts ("the Insurance Policy"):

                Public Liability, Property Damage for one million inclusive limits and Comprehensive, including fire and theft with deductibles acceptable to the Company for actual cash value.

6. Should any claim arise outside the provisions and protection afforded by the Insurance Policy, then the Lessee shall be responsible therefor and in the event of any payment being made by the Company for loss sustained by it, the, in such case, the Lessee hereby covenants and agrees to forthwith reimburse the Company for any such loss howsoever arising.

7. The Lessee agrees that it will increase any or all of the insurance coverage obtained by it, as set forth herein, if instructed to do so by the Company and the term "Insurance Policy" used herein shall
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        include any amended or replacement policies of insurance from time to time obtained with respect to the EQUIPMENT.

USE AND OPERATION OF EQUIPMENT:

8. The Lessee may use and operate the EQUIPMENT in the Provinces of British Columbia, Alberta and Saskatchewan or outside the said Provinces with the Consent of the Company, all in accordance with the business of the Lessee.

9. The Lessee or its nominees shall at all times operate the EQUIPMENT in accordance with due diligence and care.

10. The Lessee shall not make any material alterations to the EQUIPMENT without the prior written consent of the Company. All equipment, accessories, parts and replacements which are attached to or incorporated into the EQUIPMENT shall become the property of the Company.

11. The Lessee covenants and agrees with the Company not to operate or permit the use or operation of the EQUIPMENT except in accordance with the requirements of the Insurance Policy, which requirements the Lessee acknowledges to be fully acquainted with and the Lessee will not do or permit any act which would imperil or void the Insurance Policy.

MAINTENANCE:




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12.             The Lessee covenants and agrees that during the Term it will at its own cost and expense:

        (a) completely service and repair the EQUIPMENT to the extent and with the frequency reasonably required and maintain the EQUIPMENT in good condition and working order and replace such parts thereof as may be necessary;

        (b)     provide safe and proper storage facilities for the EQUIPMENT.


INSPECTION:

13. The Company may at any time require the EQUIPMENT to be produced for inspection at its place of business or that of its representative, and in the event of the Lessee failing to produce the EQUIPMENT as required, the Company shall be entitled to terminate this Agreement and to exercise all remedies given hereunder including seizing and repossessing the EQUIPMENT.

14. The Lessee shall allow the EQUIPMENT to remain on the Company's premises for whatever time is reasonably necessary to complete repairs or service and shall not be entitled to any reductions of rentals therefore.


INDEMNITY:

15. The Lessee hereby assumes liability for, and hereby agrees to indemnify, protect, save and keep harmless the Company and its agents

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                and servants, officers and directors, from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements, including legal expenses, of whatsoever kind and nature, imposed or assumed by, incurred by or asserted against the Lessee in any way relating to or arising out of the manufacture, order, acceptance or rejection, purchase, ownership, delivery, lease, possession, use, condition, sale return or other disposition of the EQUIPMENT including, without limitation, any claim relating to any latent and other defects whether or not discoverable by Lessee and any claim in tort for strict liability. This Clause shall be effective and in full force and effect from the date of the execution of this Agreement, even though the Term may not have yet commenced. The indemnities contained in this Clause shall continue in full force and effect notwithstanding the expiration or other termination of this Agreement and shall be payable on demand.


COVENANTS OF THE LESSEE:

16. The Lessee irrevocably constitutes and appoints the Company its Attorney with full and exclusive power to settle in its absolute discretion any claim of any nature whatsoever which may arise through the use or possession of the EQUIPMENT by the Lessee or its nominees and the Lessee specifically agrees that no such settlement shall

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        effect or waive any obligation imposed or assumed by it under this
        Agreement.

17.     The Lessee further covenants and agrees:

   (a) To advise the Company forthwith of any damage to or loss of the EQUIPMENT and accept and carry out all instructions given by the Company in respect thereto;

   (b) the Lessee shall forthwith report any accident involving the EQUIPMENT to the Company and provide the Company with all information and documents regarding such accident which are in the power or possession of the Lessee;

   (c) Not to suffer or permit any charge or lien whether possessory or otherwise to exist against the EQUIPMENT;

   (d) To comply with all laws, statutes, bylaws and other legal enactments government the use and operation of the EQUIPMENT and to do all things necessary to ensure that the EQUIPMENT will be operated and used in accordance with the aforesaid;

   (e) To indemnify and save harmless the Company of and from any and all loss or damage to the EQUIPMENT resulting from larceny or conversion of the EQUIPMENT by any of the Lessee's employees or agents and to pay promptly to the Company the amount of such loss or damage on demand;

   (f) To use the EQUIPMENT in a careful prudent manner and not for any unlawful purpose;

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        (g)     Not to deface the EQUIPMENT in any manner nor remove any
                equipment attached to or placed on the EQUIPMENT by the Company and to be solely responsible for any costs incurred by the Company for removing any marks or signs placed on or applied to the EQUIPMENT by the Lessee including the cost of repainting the entire EQUIPMENT if the Company deems such repainting to be reasonably necessary.

18.     It is further expressly understood and agreed that:

        (a) The EQUIPMENT is and shall at all times be and remain the sole property of the Company and the Lessee shall have no right, title or interest therein or thereto except as expressly set forth herein;

        (b) The Lessee acquires the right hereunder to operate the EQUIPMENT for its own use and benefit so long as the terms and conditions herein contained are fully complied with and all payments are made promptly on the due dates hereof;

        (c) The Lessee assumes all risk of, and shall pay for, any loss or damage to the EQUIPMENT;

        (d) The Lessee is not the agent of the Company at any time for any purpose;

        (e) The Company may assign this Agreement and all rights hereunder of the Company without the Lessee's consent;

        (f) The Lessee may not assign any interest of the Lessee under this Agreement nor sublease the EQUIPMENT without the Company's consent in writing;
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   (g)  The obligation of the Lessee to pay rent hereunder shall not in any way be affected by any defect or failure in the performance of the EQUIPMENT.


DEFAULT:

19. Time is of the essence of this Agreement. In the event of the Lessee defaulting in the making of any payments due herein, whether rental or otherwise on the due date thereof, or in the event of the Lessee failing to comply with any of the terms, covenants and conditions herein contained, or should the Insurance Policy be cancelled other than at the direct request of the Company, or should the Lessee become insolvent or should any proceedings with respect to the Lessee be taken in bankruptcy (whether voluntary or otherwise), or by way of receivership or a winding up, or should the Company in its absolute discretion deem itself insecure or should it deem the EQUIPMENT to be in danger of misuse, neglect, seizure or confiscation, the Lessee agrees that the Company shall following Seven (7) days notice in writing of such default (provided such default has not then been rectified) have the right to immediately retake and repossess the EQUIPMENT to the Company. The retaking and repossession of the EQUIPMENT may be either with or without process of law and the Lessee hereby waives all claims for damages in respect of such seizure or

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        repossession.  The Lessee hereby authorizes and empowers the Company or its nominees to enter on any of the Lessee's lands or premises or any other place where the EQUIPMENT may be found for the purpose of taking possession of it and on the happening of such event, the Lessee hereby appoints the Company as its true and lawful Attorney to execute such documents as may be necessary to regain possession of the EQUIPMENT. The Lessee shall pay the costs of such repossession including transportation and storage charges. In the event of such seizure or repossession, this Agreement shall terminate and be of no further force and effect and the Company shall be entitled to immediate possession of the EQUIPMENT but the Lessee shall still remain liable and shall pay to the Company forthwith any rentals and other payments or charges due hereunder, together with the cost of and incidental to such seizure and repossession including legal costs incurred by the Company on a Solicitor and client basis as well as any other obligations undertaken by the Lessee.

LIMITATIONS OF LIABILITY:
20. The Company shall not be liable for any loss, damage, claim, demand, liability, cost of expense of any nature or kind sustained by the Lessee, directly or indirectly resulting from any inadequacy for any purpose, or any defect or mechanical failure of the EQUIPMENT or from loss or interruption of use, or any loss of business profits, or any consequential or other damage of any nature.



















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INTEREST:

21. The Lessee shall, without notice, pay interest at the rate of twelve (12%) percent per annum on any overdue installments of rent and upon notice from the Company, at the same rate on any other amounts required to be paid by the Lessee hereunder.


MISCELLANEOUS:

22. The failure of the Company, in any one or more instances, to insist upon the performance of any of the terms, covenants or conditions of this Agreement, or to exercise any right or privilege conferred by this Agreement, or to waive by the Company any breach of the terms, covenants or conditions of this Agreement, shall not be construed as thereafter waiving any such terms, covenants, conditions, rights or privileges but this Agreement shall continue and remain in full force and effect as if not such forbearance waiver had occurred.

23. Any notice that may be or is required to be given may be given by mailing the same in a prepaid envelope at any post office in Canada addressed to the Party to whom it is to be given at the respective addresses as set forth herein or at such other
                addresses as such Parties shall advise   from time to time in
                writing and such notice shall be deemed to have been received on the third day after such mailing. The Lessee shall immediately notify the Company of any change of address.


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24.             The Lessee hereby acknowledges that this Agreement constitutes the whole agreement between the Parties and no representations or warranties have been made to it except as herein contained.

25. Whenever the singular or the masculine or the body corporate is used throughout this Agreement the same shall be deemed to include the plural or the feminine or the body politic or corporate also the respective heirs, executors, administrators, successors and permitted assigns of the Parties hereto and each of them where the context or the Parties thereto so require.

26. This Agreement and everything herein contained shall enure to the benefit of and be binding upon the Parties hereto, their respective heirs, executors, administrators, successors and permitted assigns.

27. The undersigned hereby acknowledges that it is aware and has been advised of the provisions of The Personal Property Securities Act of the Province of Alberta and fully understands the meaning of, the rights, benefits and protection given to it by the said Act and that pursuant to the provisions of this Agreement it has agreed to waive any benefits it may have pursuant to the said Act or any replacement legislation.

28. The Company makes no representation and excludes any warranties of any kind, nature or description, express or implied, or arising by any law with respect to the EQUIPMENT including, without limiting the generality of the foregoing, the condition of the EQUIPMENT, its

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                compliance with any applicable laws, and its merchantability or its fitness for any particular purpose.

29. This Agreement shall be construed in accordance with the laws of Alberta and the Parties agree to attorn to the jurisdiction of the Courts of Alberta in respect of all matters pertaining to this Agreement.

30. The Company shall not be required to carry out any of the terms of this Agreement if prevented from doing so by any act of God, the Queen's enemies, civil insurrection, riot, strike or other causes beyond its control and shall not be responsible for any resulting loss or damages sustained by the Lessee. If by reason of legislation whether Municipal, Provincial or Dominion, the Company is required to perform obligations and covenants in a manner and to an extent in variance with those herein set forth, then and in such event the Company shall be deemed to have complied with such obligations and covenants if it complies with such legislation.

                IN WITNESS WHEREOF the Parties have duly executed this Agreement the day and year first above written.


                                             MALHOTRA ENTERPRISES, LTD.

                                             Per: [ILLEGIBLE]
                                                  ------------------------------


                                             SPECIALTY TESTING & CONSULTING LTD.

                                             Per: [ILLEGIBLE]
                                                  ------------------------------